UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): October 15, 2003

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

         Maryland              Commission File Number:            95-2635431
         --------                                                 ----------
(State or other jurisdiction           1-8383                  (I.R.S. Employer
      of incorporation)                                         Identification)


                10050 Bandley Drive, Cupertino, California 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)




--------------------------------------------------------------------------------

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

(a) The following  information is being furnished by the Company as required for
Item 12(a) of this report and shall not be deemed to be "filed" for  purposes of
Section 18 of the Securities Exchange Act of 1934:

On October 15, 2003, the Company issued a press release announcing its earnings results for the quarter ended September 30, 2003. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 12(a) of this report.






















                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MISSION WEST PROPERTIES, INC.

             Date: October 16, 2003    By: /s/ Wayne N. Pham
                                       ---------------------------------------
                                       Wayne N. Pham
                                       Vice President of Finance and Controller

Exhibit 99.1


[GRAPHIC OMITTED]

                                                                   PRESS RELEASE

For Immediate News Release
October 15, 2003


   MISSION WEST PROPERTIES, INC. ANNOUNCES THIRD QUARTER 2003 EARNINGS RESULTS

  "WE BUILD THE BUILDINGS FOR THE HIGH TECH COMPANIES THAT BUILD THE INTERNET"

CUPERTINO, CA - MISSION WEST PROPERTIES, INC. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended September 30, 2003 was $29,214,000 or $0.28 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to $29,051,000 or $0.28 per diluted common share for the same period in 2002. On a sequential quarter basis, FFO per diluted common share remained the same compared to the previous quarter ended June 30, 2003.

Net income to common stockholders per diluted share was $0.22 for the quarter ended September 30, 2003 compared to $0.26 for the same period in 2002. For the nine months ended September 30, 2003, net income to common stockholders per diluted share was $0.68, down from $0.77 per diluted share from one year ago, which included $0.06 from the sale of real estate included in discontinued operations.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 108 properties totaling approximately 7.8 million square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA

        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months      Nine Months       Nine Months
                                                      Ended               Ended             Ended             Ended
                                                  Sept 30, 2003       Sept 30, 2002     Sept 30, 2003     Sept 30, 2002
                                                 -----------------    ---------------   ---------------   ---------------
REVENUES:
Rental revenues from real estate                    $33,782              $32,165          $ 98,408         $ 97,403(1)
Tenant reimbursements                                 4,796                5,219            14,360           15,420
Other income, including interest                        567                  487             1,871            1,261
                                                 -----------------    ---------------   ---------------   ---------------
  Total revenues                                     39,145               37,871           114,639          114,084
                                                 -----------------    ---------------   ---------------   ---------------
EXPENSES:
Operating expenses                                    2,555                1,974             5,965            6,170
Real estate taxes                                     2,876                3,091             9,391            9,152
Depreciation & amortization of real estate            5,797(2)             4,552            15,758(2)        13,363
General and administrative                              360                  386             1,039            1,190
Interest                                              4,335                2,413            12,097            7,045
Interest (related parties)                              280                  861               830            2,770
                                                 -----------------    ---------------   ---------------   ---------------
  Total expenses                                     16,203               13,277            45,080           39,690
                                                 -----------------    ---------------   ---------------   ---------------
Income before minority interests & equity in
earnings of unconsolidated joint venture             22,942               24,594            69,559           74,394
Equity in earnings of unconsolidated joint
venture                                                 599                    -             3,358                -
                                                 -----------------    ---------------   ---------------   ---------------
Income before minority interests                     23,541               24,594            72,917           74,394
Minority interests                                   19,598               20,036            60,785           61,629
                                                 -----------------    ---------------   ---------------   ---------------
   Income from continuing operations                  3,943                4,558            12,132           12,765
                                                 -----------------    ---------------   ---------------   ---------------

Discontinued operations, net of minority interests:
Gain from disposal of discontinued operations             -                    -                 -            1,018
Income attributable to discontinued operations            -                    -                 -               49
                                                 -----------------    ---------------   ---------------   ---------------
   Income from discontinued operations                    -                    -                 -            1,067
                                                 -----------------    ---------------   ---------------   ---------------

Net income to common stockholders                    $3,943               $4,558           $12,132          $13,832
                                                 =================    ===============   ===============   ===============
Net income to minority interests                    $19,598              $20,036           $60,785          $66,952
                                                 =================    ===============   ===============   ===============
Income per share from continuing operations:
   Basic                                              $0.22                $0.26             $0.68            $0.73
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.22                $0.26             $0.68            $0.71
                                                 =================    ===============   ===============   ===============
Income per share from discontinued operations:
   Basic                                                  -                    -                 -            $0.06
                                                 =================    ===============   ===============   ===============
   Diluted                                                -                    -                 -            $0.06
                                                 =================    ===============   ===============   ===============
Net income per share to common stockholders:
   Basic                                              $0.22                $0.26             $0.68            $0.79
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.22                $0.26             $0.68            $0.77
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (basic)        17,747,293         17,467,329        17,695,920        17,445,759
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock                17,817,917         17,856,688        17,757,461        17,872,108
(diluted)                                        =================    ===============   ===============   ===============
Weighted average O.P. units outstanding                86,498,064         86,494,032        86,502,555        86,286,956
                                                 =================    ===============   ===============   ===============

FUNDS FROM OPERATIONS
Funds from operations                                     $29,214            $29,051           $86,821           $87,684
                                                 =================    ===============   ===============   ===============
Funds from operations per share (3)                        $ 0.28             $ 0.28            $ 0.83            $ 0.84
                                                 =================    ===============   ===============   ===============
Outstanding common stock                               17,754,691         17,467,329        17,754,691        17,467,329
                                                 =================    ===============   ===============   ===============
Outstanding O.P. units                                 86,498,064         86,494,032        86,498,064        86,494,032
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units & common stock
   outstanding (diluted)                              104,315,981        104,350,720       104,260,016       104,159,065
                                                 =================    ===============   ===============   ===============

                                     - 4 -

                                                   Three Months        Three Months      Nine Months       Nine Months
                                                      Ended               Ended             Ended             Ended
FUNDS FROM OPERATIONS CALCULATION                 Sept 30, 2003       Sept 30, 2002     Sept 30, 2003     Sept 30, 2002
                                                 -----------------    ---------------   ---------------   ---------------
Net income                                          $ 3,943              $ 4,558           $12,132          $13,832
Add:
     Minority interests (4)                          19,474               19,941            60,331           66,546
     Depreciation and amortization of real estate     5,797                4,552            15,758           13,409

Less:
     Gain on sale of JV assets / assets                   -                    -             1,400            6,103
                                                 -----------------    ---------------   ---------------   ---------------
Funds from operations                               $29,214              $29,051           $86,821          $87,684
                                                 =================    ===============   ===============   ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs, amortization of commission and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO an appropriate measure of performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt, and make capital expenditures. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months        Three Months      Nine Months       Nine Months
                                                      Ended               Ended             Ended             Ended
PROPERTY AND OTHER DATA:                          Sept 30, 2003       Sept 30, 2002     Sept 30, 2003     Sept 30, 2002
                                                 -----------------    ---------------   ---------------   ---------------
Total properties, end of period                          108                  101              108              101
Total square feet, end of period                   7,788,742            7,163,930        7,788,742        7,163,930
Average monthly rental revenue per square foot(5)      $1.81                $1.72            $1.76            $1.70
Average occupancy                                      78.4%                88.3%            81.3%            91.8%
Actual occupancy                                       78.3%                85.8%            78.3%            85.8%
Straight-line rent                                      $596               ($484)           $1,046         ($1,088)
Capital expenditures                                    $492                 $586           $1,901             $699


BALANCE SHEET

                                                Sept 30, 2003       December 31, 2002
                                               -----------------   --------------------
Assets:
Land                                            $  276,405              $234,707
Buildings and improvements                         777,156               726,581
Real estate related intangible assets               18,284(6)                  -
                                               -----------------   --------------------
   Total investments in properties               1,071,845               961,288
Less accumulated depreciation                      (82,318)              (66,560)
                                               -----------------   --------------------
   Net investments in properties                   989,527               894,728
Investments in unconsolidated joint venture          2,258                     -
                                               -----------------   --------------------
   Net investments in real estate assets           991,785               894,728
Cash                                                 5,096                 4,479
Deferred rent                                       18,047                17,001
Other assets                                        15,463                13,198
                                               -----------------   --------------------
   Total assets                                 $1,030,391              $929,406
                                               =================   ====================

Liabilities:
Line of credit - related parties                $      769              $ 58,792
Revolving line of credit                            19,966                23,839
Loan payable                                             -                20,000
Mortgage notes payable                             301,115               125,062
Mortgage notes payable - related parties            10,843                11,078
Interest payable                                       335                   337
Security deposits                                   10,389                11,184
Prepaid rental income                               15,003                 9,876
Dividend/distribution payable                       25,021                24,951
Accounts payable and accrued expenses                7,471                 4,698
                                               -----------------   --------------------
   Total liabilities                               390,912               289,817

Minority interests                                 527,023               528,768

Stockholders' equity:
Common stock, $.001 par value                           18                    17
Paid in capital                                    130,552               128,295
Accumulated deficit                                (18,114)              (17,491)
                                               -----------------   --------------------
   Total stockholders' equity                      112,456               110,821
                                               -----------------   --------------------
   Total liabilities and stockholders' equity   $1,030,391              $929,406
                                               =================   ====================


(1) The Company recorded an adjustment of $1.4 million to establish a reserve relating to the recapture of straight-line revenues and other tenant related items for the quarter ended March 31, 2002.

(2) Includes approximately $912 and $1,385 in amortization expense for the three and nine months ended September 30, 2003, respectively, for the amortization of the origination value and fair market value of acquired leases of the San Tomas property pursuant to Statement of Financial Accounting Standard ("SFAS") No. 141, "Business Combinations."

(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(4) The minority interest for unrelated third parties has been deducted from total minority interest in calculating FFO.

(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.

(6) The Company applied the provisions of SFAS No. 141 to the San Tomas Technology Park acquisition. The amount allocated to intangible assets pursuant to SFAS No. 141 was approximately $18.3 million, which will be amortized over the remaining lease terms.

                                     - 6 -